EXHIBIT 10.9

EMPLOYMENT AGREEMENT OF CURTIS B. McWILLIAMS

2006 ATTACHMENT “A”

1. Base Salary: Executive’s Base Salary shall be $400,000.00 per year.

2. Annual Bonus Compensation: Executive may receive annual bonus compensation targeted at fifty percent (50%) of the Executive’s current Base Salary with a maximum annual bonus of one hundred percent (100%) of the Executive’s current Base Salary. Executive’s bonus compensation shall be based, in part, on his achieving his Key Performance Indicators (KPIs) for the year, TSY’s performance for the year, and determined in accordance with TSY executive compensation policies.

3. Long-Term Compensation: Executive is currently participating in a long-term incentive plan, and would be eligible to participate in additional plans as applicable.

EMPLOYMENT AGREEMENT OF STEVEN D. SHACKELFORD

2006 ATTACHMENT “A”

1. Base Salary: Executive’s Base Salary shall be $350,000.00 per year.

2. Annual Bonus Compensation: Executive may receive annual bonus compensation targeted at fifty (50%) of Executive’s Base Salary with a maximum annual bonus of one hundred percent (100%) of Executive’s Base Salary. Executive’s bonus compensation shall be based, in part, on his achieving his Key Performance Indicators (KPIs) for the year, TSY’s performance for the year, and determined in accordance with TSY executive compensation policies.

    3. Long-Term Compensation: Executive is currently participating in a long-term incentive plan, and would be eligible to participate in additional plans as applicable.

EMPLOYMENT AGREEMENT OF MICHAEL T. SHEPARDSON

2006 ATTACHMENT “A”

1. Base Salary: Executive’s Base Salary shall be $260,000.00 per year.

2. Annual Bonus Compensation: Executive may receive annual bonus compensation targeted at fifty percent (50%) of Executives’ Base Salary with a maximum annual bonus of one hundred percent (100%) of the Executive’s current Base Salary. Executive’s bonus compensation shall be based, in part, on his achieving his Key Performance Indicators (KPIs) for the year, TSY’s performance for the year, and determined in accordance with TSY executive compensation policies.

3. Long-Term Compensation: Executive is currently participating in a long-term incentive plan, and would be eligible to participate in additional plans as applicable.

EMPLOYMENT AGREEMENT OF T. GLENN KINDRED, JR.

2006 ATTACHMENT “A”

1. Base Salary: Executive’s Base Salary shall be $182,000.00 per year.

2. Annual Bonus Compensation: Executive may receive annual bonus compensation up to a maximum of fifty percent (50%) of the Executive’s current Base Salary. Executive’s bonus compensation shall be based, in part, on his achieving his Key Performance Indicators (KPIs) for the year, TSY’s performance for the year, and determined in accordance with TSY executive compensation policies.

3. Long-Term Compensation: Executive is currently participating in a long-term incentive plan, and would be eligible to participate in additional plans as applicable.